OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4132                                                                    Q1-07

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.


      March 31, 2007


[LOGO]

                                                                    May 1, 2007

                            MESSAGE TO SHAREHOLDERS

Dear ZF Shareholder:

   Following is the manager's report and commentary for The Zweig Fund, Inc. for the quarter ended March 31, 2007.

   The Zweig Fund's net asset value increased 0.73% in the first quarter of 2007, including $0.151 in reinvested distributions. During the same period, the S&P 500 Index gained 0.64%, including reinvested dividends. The Fund's average equity exposure for the quarter was approximately 90%.

   As previously announced, the Fund's distribution for the quarter ended March 31, 2007 was $0.144, payable on April 26, 2007 to shareholders of record on April 11, 2007. Since inception, the Fund's distributions totaled $19.467.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.

                           MARKET REVIEW AND OUTLOOK

   With a roller-coaster market climbing and falling at a dizzying pace, the first quarter of 2007 was not one for the faint-hearted. In late February, the Dow Jones Industrial Average/SM/ (the "Dow") plummeted 3.3%, or 415.3 points -- the biggest one-day drop since March 2003. The sharp decline represented a one-day panic, based on fears of the possible consequences of the bursting of the sub prime mortgage loan bubble. By fits and starts, the Dow clawed its way back to close the quarter down only 0.9%, or 108.80 points, at 12,354.35. This marked the first quarterly decline for the Dow since 2005.

   The other major markets showed little change for the quarter, with the NASDAQ Composite Index ending up 0.3%, or 6.3 points, at 2,421.64, and the S&P 500 Index gaining 0.2% (not including reinvested dividends) or 2.56 points, to close at 1,431.

   Conforming to expectations, the Federal Reserve ("the Fed") left its short-term interest rate at 5.25%, unchanged for six meetings in a row after boosting it 17 consecutive times since 2004. However, for the first time since it began to raise rates nearly three years ago, the Fed omitted a reference to "additional firming" or higher rates. In a statement, the Fed said the economy seems likely to expand at a moderate pace over coming quarters, despite recent mixed indicators and the ongoing adjustments in the housing sector.

   The Fed noted that while recent readings on core inflation have been elevated, inflationary pressures seem likely to moderate over time. However, it expressed concern about the risk that these pressures may fail to moderate, adding, "Future policy adjustments will depend on the evolution of the outlook for both inflation and economic growth." Responding to the Fed's comments, the markets initially surged ahead. Following these comments, however, the Fed became slightly more hawkish, warning about the need to protect against inflation. In our view, there might be enough of a slowdown in the fall to stimulate a cut in the short-term interest rate.

   Wall Street is keeping a wary eye on the weakening of the housing market, where sub prime mortgage loans made during the peak of the boom are leading to a record number of homes being foreclosed. The Mortgage Brokers Association reported that about 0.54% of all home loans entered foreclosure in the fourth quarter, the highest ever in the 37-year history of the survey. Confirming the softness in the housing market, the Commerce Department reported that new building permits dropped 2.5% in February, the twelfth decline in the last 13 months.

   It is obvious that there is weakness in the housing market and that spells potential trouble for homebuilding stocks and some vendors. It might also knock a point or two off the gross domestic product (GDP). If it leads to an interest rate cut by the Fed, that would actually help the stock market. Consequently, while the housing situation is not good for homebuilders, we see it as somewhat positive for the stock market as a whole.

   Including sub prime mortgages, total debt in the U.S. has soared to $44 trillion or 331% of GDP, about twice the level of 30 years ago, according to Ned Davis Research. It has not been nearly as high since the depression, when it rose above 250%. We don't consider the mountain of debt a particular concern. It has been high for years relative to the GDP. The economy just rolls along with more debt than it had in the past. A lot of the debt comes from credit cards, which did not exist years ago. That debt just reverts to a slower method of payment. The debt that bothers us results from people refinancing their homes and spending the money recklessly, a sure sign of trouble ahead.

   Reflecting the slumping housing market and other signs of a cooling economy, the Commerce Department reduced its previous forecast for GDP growth in the fourth quarter from 3.5% to 2.2%. Although slightly above the 2% figure for the third quarter, it was the third consecutive quarter of lethargic growth. Commenting on these figures, Fed chairman Ben S. Bernanke said it bolstered the Fed's view that the economy was on a path to mildly slower growth as well as a slight decline in inflationary pressures. The Fed forecast that the economy will expand by 2.5% to 3% this year against 3% last year. It expects employment to remain below 5%. These figures seem reasonable to us.

   A further indication of a lagging economy was an early April report from the Institute of Supply Management that its index of manufacturing activity dipped to 50.9 in March from 52.3 in February. While a number above 50 represents expansion, there was little in the report pointing to a significant recovery in the near future.

   There was also little to cheer about in the Commerce Department's report that demand for durable goods gained 2.5% in February. This is weaker than the 3.5% forecast and followed a whopping 9.3% drop in January, which sparked the huge late-February market drop.

   Two reports from the Conference Board, an industry research group, also were not particularly encouraging. The agency reported that its consumer confidence index slipped to 107.2 in March, from the revised 111.2 in February. The March reading was the lowest since November 2006, when it fell to 105.3. Earlier, the board reported that its composite index of leading indicators, which projects economic changes in the next six to nine months, declined 0.5% in February from a revised 0.3% dip in January. The February drop was the greatest since February 2006.

   On a more optimistic note, the Commerce Department reported that personal income and consumer spending each gained 0.6% in February. Despite a decline in new housing, non-residential state and local projects increased construction spending that month by 0.3% -- and in early April, the Labor Department reported that 180,000 new non-farm jobs were created in March, with the unemployment rate dipping to a four-month low of 4.4%.

   Every report was greeted with intense speculation about how it would affect the Fed's decision on interest rates, and the markets reacted accordingly. As we see it, the economy is all right, aside from the cooling of the housing market. We like the current market and believe it will be relatively stable this year.

   Despite the volatile stock market and the sobering economic reports, mergers and acquisitions hit a new record high. The volume of U.S. deals soared 32% in the first quarter from a year ago, to $439 billion, according to Thomson Financial. Worldwide, the first quarter surged 27% to $1.1 trillion. The expansion in mergers and acquisitions is one reason we like this market.

   There is a tremendous amount of money out there and acquisitions have been rampant. Some recent deals have hit records, with prices of up to $40 billion. While we previously mentioned the large amount of debt, that does not apply to corporations, where debt is down and cash is up. As we have pointed out in previous reports, companies loaded with cash have several alternatives: One, they can invest in plant and equipment, which they have been slow to do, and that would be bullish. Two, they can increase their dividends, which is bullish. Three, they can buy back their stock, which is bullish. Four, they can buy another company, which is bullish -- or five, they can hold their cash, making themselves a takeover target, which is also bullish. While at some point these takeovers can go over the top, we don't think we have hit that point yet.

   Reflecting heavy share buybacks and the buyout bids, the supply of stock has been shrinking, which is another market plus. The Fed reported that a net $548 billion of stock was removed from the market last year. This marked a record high, topping the previous peak of $295 billion in 2005. In 2006, the companies in the S&P 500 alone bought back $432 billion of their own shares.

   There was also no sign of a slowdown in initial public offerings (IPOs). The first quarter of 2007 saw 48 IPOs with a value totaling $9.8 billion, slightly above the $9.7 billion in the first three months of last year, according to Dealogic. While the IPOs do take some money out of the market, we are not seeing the high level of low-quality offerings that occurred in the 1990s. We are not at a critical stage in this area yet.

   Following a record of 14 consecutive quarters of double-digit increases, analysts expect the companies in the S&P 500 to show a gain of only 3.3% in operating earnings for the first quarter of 2007, according to Thomson Financial. Earlier, analysts had forecast an 8.7% rise for the quarter. The 3.3% figure would be the smallest quarterly increase since 2002. Thomson's own projection for the quarter is 6.7% growth, more than double the predictions.

   It does seem that earnings are trending lower. That goes along with the slowing economy. However, some studies indicate that the market has actually had mixed results when earnings are declining. While these figures are not necessarily bullish, they are not necessarily bearish, either.

   Indicating the market's turbulence, margin debt and short selling each reached new heights during the fourth quarter of 2006. After climbing 24.2% last year, margin debt on the New York Stock Exchange set successive records in January and February, gaining 7.4% for the first two months of 2007. Meanwhile, short selling for the month ended March 15 rose 9.5% from mid-February to a record high. Margin debt tends to rise during a bull market and we have had a bull market for several years. While there is some risk in high levels of margin debt, we don't believe the current figure indicates a problem. As for short selling, that is extremely bullish. It means that most people are pessimistic about the market and that is usually a plus. Also, it means that the short shares have to be bought back at some point, which boosts underlying demand.

   At the end of the first quarter, companies in the S&P 500 were trading at
15.2 times operating earnings, according to Datastream. This figure is in line with the long-term average. It compares with 18.2 times earnings both at the year end and on March 31, 2006. These valuations look about normal to us. We don't think the market is cheap, but we don't believe it is expensive, either.

   Market advisors at the end of the quarter were less optimistic than at the start of the year, but bulls were still nearly double the number of bears. Investors Intelligence reported 48.4% bulls and 27.5% bears on March 31. This compares with 56.5% bulls and 19.6% bears at the year end and 46.7% bulls and 28.2% bears on March 31, 2006. As with valuations, these figures look neutral to us. We normally have more bulls than bears. These numbers are not bullish, and we do not believe they point to an overheated market.

   At this writing, our sentiment indicators are very positive. That sell-off in late winter really shook up investors, and a fair amount of pessimism prevails. Our monetary indicators are neutral, but have backed up a bit recently. The interest rate picture is relatively neutral, but the tape itself is pretty positive. The breadth of the market has been very good, with a lot of stocks hitting new highs. With all the aforementioned cash companies are holding onto, the market appears to be in pretty good shape. Consequently, our investment posture is bullish, and we are about 90% invested.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading stock market sectors on March 31, 2007 included financials, information technology, consumer discretionary, industrials, and health care. With the exception of industrials, which replaced consumer staples, all of the above were in our previous listing. During the quarter, we added to our positions in industrials and consumer discretionary, and trimmed our holdings in consumer staples and energy.

   As of March 31, 2007, our top individual positions included AT&T, Corning, EMC, Gilead Sciences, Goldman Sachs, Morgan Stanley, NASDAQ 100 Trust, Nike, QUALCOMM, and Valero Energy. Corning is a new position and there were no changes in shares owned for QUALCOMM, Valero Energy, Gilead Sciences, Nike, or AT&T.

   No longer among our leading positions are Boeing and Seagate Technology, where we reduced our holdings; Allstate, Cisco Systems and UnitedHealth, where we trimmed our holdings; and Continental Airlines, where we added to our position.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Basis Point (bp): One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

Consumer Price Index (CPI): Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Dow Jones Industrial Average/SM/ (the "Dow"): A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Short Interest: The total number of shares of a security that have been sold short by customers and securities firms that have not been repurchased to settle short positions in the market.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                                THE ZWEIG FUND

                            SCHEDULE OF INVESTMENTS

                                March 31, 2007
                                  (Unaudited)

                                                        Number of
                                                         Shares      Value
                                                        --------- -----------
   INVESTMENTS
   DOMESTIC COMMON STOCKS                        78.30%
   CONSUMER DISCRETIONARY -- 8.10%
      Abercrombie & Fitch Co........................      80,000  $ 6,054,400
      Ford Motor Corp./(d)/.........................     900,000    7,101,000
      McDonald's Corp...............................     150,000    6,757,500
      Newell Rubbermaid, Inc........................     235,000    7,306,150
      Nike, Inc. Class B............................      72,000    7,650,720
                                                                  -----------
                                                                   34,869,770
                                                                  -----------
   CONSUMER STAPLES -- 7.66%
      Altria Group, Inc.............................      80,000    7,024,800
      Costco Wholesale Corp.........................     125,000    6,730,000
      Kimberly-Clark Corp...........................     100,000    6,849,000
      PepsiCo, Inc..................................      95,000    6,038,200
      Procter & Gamble Co...........................     100,000    6,316,000
                                                                  -----------
                                                                   32,958,000
                                                                  -----------
   ENERGY -- 5.68%
      ConocoPhillips................................      95,000    6,493,250
      Halliburton Co./(d)/..........................     190,000    6,030,600
      Occidental Petroleum Corp.....................      85,000    4,191,350
      Valero Energy Corp............................     120,000    7,738,800
                                                                  -----------
                                                                   24,454,000
                                                                  -----------
   FINANCIALS -- 18.69%
      Allstate Corp.................................     115,000    6,906,900
      American International Group..................      85,000    5,713,700
      Bank of America Corp..........................     110,000    5,612,200
      Goldman Sachs Group, Inc......................      45,000    9,298,350
      JPMorgan Chase & Co...........................     125,000    6,047,500
      Merrill Lynch & Co., Inc./(d)/................      80,000    6,533,600
      Morgan Stanley................................     100,000    7,876,000
      NASDAQ Stock Market, Inc./(b)(d)/.............     220,000    6,470,200
      PNC Financial Services Group, Inc.............      90,000    6,477,300
      Reinsurance Group of America, Inc./(d)/.......     110,000    6,349,200
      Wachovia Corp.................................     120,000    6,606,000
      Wells Fargo & Co..............................     190,000    6,541,700
                                                                  -----------
                                                                   80,432,650
                                                                  -----------

                     See notes to schedule of investments

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   HEALTH CARE -- 9.17%
      Amgen, Inc./(b)/.................................     100,000   $  5,588,000
      Bristol-Myers Squibb Co..........................     220,000      6,107,200
      Gilead Sciences, Inc./(b)/.......................     100,000      7,650,000
      Merck & Co., Inc.................................     150,000      6,625,500
      Pfizer, Inc......................................     240,000      6,062,400
      UnitedHealth Group, Inc..........................     140,000      7,415,800
                                                                      ------------
                                                                        39,448,900
                                                                      ------------
   INDUSTRIALS -- 9.22%
      Alaska Air Group, Inc./(b)(d)/...................     155,000      5,905,500
      AMR Corp./(b)(d)/................................     245,000      7,460,250
      Boeing Co. (The).................................      70,000      6,223,700
      Continental Airlines, Inc. Class B/(b)(d)/.......     195,000      7,096,050
      General Electric Co..............................     170,000      6,011,200
      L-3 Communications Holdings, Inc.................      80,000      6,997,600
                                                                      ------------
                                                                        39,694,300
                                                                      ------------
   INFORMATION TECHNOLOGY -- 12.65%
      Cisco Systems, Inc./(b)/.........................     285,000      7,276,050
      EMC Corp./(b)/...................................     575,000      7,963,750
      Hewlett-Packard Co...............................     160,000      6,422,400
      International Business Machines Corp.............      70,000      6,598,200
      Microsoft Corp...................................     250,000      6,967,500
      National Semiconductor Corp......................     290,000      7,000,600
      QUALCOMM, Inc....................................     190,000      8,105,400
      RealNetworks, Inc./(b)(d)/.......................     520,000      4,082,000
                                                                      ------------
                                                                        54,415,900
                                                                      ------------
   MATERIALS -- 1.71%
      Dow Chemical Co..................................     160,000      7,337,600
                                                                      ------------
   TELECOMMUNICATIONS SERVICES -- 5.42%
      AT&T Corp........................................     190,000      7,491,700
      Corning, Inc./(b)/...............................     380,000      8,641,200
      Verizon Communications, Inc......................     190,000      7,204,800
                                                                      ------------
                                                                        23,337,700
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $269,297,794).....................................         336,948,820
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      9.48%
   CONSUMER DISCRETIONARY -- 1.62%
      Honda Motor Co., Ltd. ADR (Japan)/(d)/...........     200,000      6,974,000
                                                                      ------------

                     See notes to schedule of investments

                                                           Number of
                                                            Shares         Value
                                                           -----------  ------------
 ENERGY -- 1.41%
    Nabors Industries Ltd. (United States)/(b)/.......        205,000   $  6,082,350
                                                                        ------------
 FINANCIALS -- 1.72%
    Deutsche Bank AG (Germany)........................         55,000      7,399,700
                                                                        ------------
 INFORMATION TECHNOLOGY -- 4.73%
    Amdocs Ltd. (United States)/(b)/..................        200,000      7,296,000
    Nokia Oyj ADR (Finland)/(d)/......................        315,000      7,219,800
    Seagate Technology (Singapore)/(d)/...............        250,000      5,825,000
                                                                        ------------
                                                                          20,340,800
                                                                        ------------
        Total Foreign Common Stocks (Identified Cost $33,334,330)         40,796,850
                                                                        ------------
 EXCHANGE TRADED FUNDS -- 3.02%
    iShares MSCI Japan Index Fund.....................        145,000      2,112,650
    NASDAQ-100 Shares/(b)(d)/.........................        250,000     10,882,500
                                                                        ------------
        Total Exchange Traded Funds (Identified Cost $11,463,484)         12,995,150
                                                                        ------------

                                                              Par
                                                            (000's)
                                                           -----------
 U.S. GOVERNMENT SECURITIES -- 5.80%
 U.S. TREASURY NOTES -- 5.80%
    U.S. Treasury Note 4.625%, 2/15/17................    $    25,000     24,949,226
                                                                        ------------
        Total U.S. Government Securities (Identified Cost
          $25,109,199)..........................................          24,949,226
                                                                        ------------
        Total Long Term Investments -- 96.60% (Identified Cost
          $339,204,807).........................................         415,690,046
                                                                        ------------

                                                           Number of
                                                            Shares
                                                           -----------
 SHORT-TERM INVESTMENTS                          15.26%
 MONEY MARKET MUTUAL FUNDS -- 11.89%
    State Street Navigator Prime Plus (5.33% seven
      day effective yield)/(e)/ (Identified Cost
      $51,181,105)....................................     51,181,105     51,181,105
                                                                        ------------

                     See notes to schedule of investments

                                                         Par
                                                       (000's)        Value
                                                       -------  ------------
   COMMERCIAL PAPER -- 3.37%/(f)/
      Govco, Inc. 5.40%, 4/2/07....................    $14,500  $ 14,497,825
                                                                ------------
          Total Commercial Paper (Identified Cost
            $14,497,825)................................          14,497,825
                                                                ------------
          Total Short-Term Investments (Identified cost
            $65,678,980)................................          65,678,930
                                                                ------------
          Total Investments (Identified Cost
            $404,883,737) -- 111.86%....................         481,368,976/(a)/
          Other Assets Less Liabilities -- (11.86)%.....         (51,050,860)
                                                                ------------
          Net Assets -- 100.00%.........................        $430,318,116
                                                                ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $82,750,226 and gross depreciation of $7,213,539 for federal tax purposes. At March 31, 2007, the aggregate cost of securities for federal income tax purposes was $405,832,289.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 1D "Foreign security country determination" in the Notes to Schedule of Investments.
 (d) All or a portion of security is on loan.
 (e) Represents security purchased with cash collateral for securities on loan.
 (f) The rate shown is the discount rate.

                     See notes to schedule of investments

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2007
                                  (Unaudited)


                                                                                      Net Asset Value
                                                               Total Net Assets          per share
                                                          --------------------------  --------------
Beginning of period: December 31, 2006...................               $438,544,021          $ 5.99
   Net investment income................................. $    804,101                $ 0.01
   Net realized and unrealized gain on investments.......    2,027,341                  0.18
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains*......................................  (11,057,347)                (0.30)
   Tax return of capital.................................           --                    --
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock........................................           --                    --
                                                          ------------                ------
   Net increase (decrease) in net assets/net asset value.                 (8,225,905)          (0.11)
                                                                        ------------          ------
End of period: March 31, 2007............................               $430,318,116          $ 5.88
                                                                        ============          ======


--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2007, we estimate that 52% of distributions represent return of capital and 48% represent excess gain distributions which are taxable as ordinary income.

                     See notes to schedule of investments

                             THE ZWEIG FUND, INC.

                       NOTES TO SCHEDULES OF INVESTMENTS

                          March 31, 2007 (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Fund, Inc. (the "Fund") in the preparation of the Schedule of Investments. The preparation of the Schedules of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedules of Investments. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

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B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

D. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

E. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 102% for domestic securities and 105% for foreign securities of the market value of loaned securities. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters

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into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 4 -- SUBSEQUENT EVENT

   On May 10, 2007, the Fund announced that its Board of Directors approved the filing of a registration statement with the Securities and Exchange Commission relating to the offering of additional shares of its Common Stock in connection with a contemplated Rights Offering. The Fund will determine and announce the definitive terms of the Rights Offering at a later date. The preliminary registration statement relating to these rights was filed with the Securities and Exchange Commission on May 14, 2007. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State, or an exemption there from.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2006, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

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